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                                     [Front]

Number __________________                              Common Stock ____________

                                                          CUSIP ________________


                        Art Technology Group, Inc. [logo]

              Incorporated under the laws of the State of Delaware

This certificate is transferable        See reverse side for certain definitions
in Boston, MA or New York, NY




This is to certify that



Is the owner of

   Fully paid and non-assessable common shares, par value $0.01 per share, of

                           Art Technology Group, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the Certificate of Incorporation and the Bylaws of the Corporation, as now in effect or hereafter amended or restated. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

[signature]                     [atg seal]                [signature]
President                                                 Treasurer

[atg seal]
Transfer agent and registrar by
[signature]
Authorized Signature


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                                     [Back]

                              Art Technology Group

         The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN
TEN ENT - as tenants by the             ACT - _____________(cust)
          entireties                    Custodian__________(minor) under
JT TEN -  as joint tenants with         Uniform Gifts to Minors Act ____ (state)
          right of survivorship and
          not as tenants in common

     Additional abbreviations may also be used though not in the above list.

For Value Received, _________________________________________hereby sell, assign and transfer unto

Please insert Social Security Number or other identifying number of assignee [box for number]

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   Please print or typewrite name and address, including zip code, of assignee

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_________________________________Shares of the Capital stock represented by this certificate, and do hereby and irrevocably constitute and appoint

__________________________________Attorney to transfer such stock on the books of the Corporation with full power of substitution in the premises.

Dated________________________________________

                  -------------------------------------------------------------
                  NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.


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Signature(s) Guaranteed:________________________________________________________
                  The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan
                  Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to Securities and Exchange Commission Rule 17Ad-15.